Revenue	12 Months Ended
Jun. 30, 2025
Text block 1 [Abstract]
Revenue
2 Revenue
Revenue by segment and asset

	2025	2024	2023
	US$M	US$M	US$M
Escondida	13,177	10,013	8,847
Pampa Norte	2,726	2,375	2,491
Copper South Australia 1	4,655	4,085	2,806
Third-party products	1,845	2,021	1,863
Other	127	72	20

Total Copper 2	22,530	18,566	16,027

Western Australia Iron Ore	22,767	27,805	24,678
Third-party products	28	25	21
Other	124	122	113

Total Iron Ore	22,919	27,952	24,812

BHP Mitsubishi Alliance 3	3,422	5,873	7,652
New South Wales Energy Coal	1,624	1,793	3,306
Other	–	–	–

Total Coal 4	5,046	7,666	10,958

Group and unallocated items 5	767	1,474	2,020
Inter-segment adjustment	–	–	–

Total revenue	51,262	55,658	53,817

1	Includes Olympic Dam as well as Prominent Hill and Carrapateena since acquisition on 2 May 2023.

2
Total Copper revenue includes: copper US$19,400 million (2024: US$16,107 million; 2023: US$14,226 million) and other US$3,130 million (2024: US$2,459 million; 2023: US$1,801 million). Other consists of gold, uranium, silver, zinc and molybdenum.

3	Includes Blackwater and Daunia revenue until their divestment on 2 April 2024.

4	Total Coal revenue includes: steelmaking coal US$3,394 million (2024: US$5,793 million; 2023: US$7,430 million) and energy coal US$1,652 million (2024: US$1,873 million; 2023: US$3,528 million).

5
Group and unallocated items revenue includes: Western Australia Nickel, which transitioned into temporary suspension in December 2024, of US$758 million (2024: US$1,473 million; 2023: US$2,009 million) and other revenue US$9 million (2024: US$1 million; 2023: US$11 million).

Revenue consists of revenue from contracts with customers of US$51,238 million (2024: US$55,375 million; 2023: US$53,910 million) and other revenue predominantly relating to provisionally priced sales of US$24 million (2024: US$283 million; 2023: US$(93) million).
Recognition and measurement
The Group generates revenue from the production and sale of commodities. Revenue is recognised when or as control of the promised goods or services passes to the customer. In most instances, control passes when the goods are delivered to a destination specified by the customer, typically on board the customer’s appointed vessel. Revenue from the provision of services is recognised over time as the services are provided, but does not represent a significant proportion of total revenue and is aggregated with the respective asset and product revenue for disclosure purposes.
The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services.
Where the Group’s sales are provisionally priced, the final price depends on future index prices. The amount of revenue initially recognised is based on the relevant forward market price. Adjustments between the provisional and final price are accounted for under IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9), separately recorded as other revenue and presented as part of the total revenue of each asset. The period between provisional pricing and final invoicing is typically between 60 and 120 days.
Revenue from the sale of significant
by-products
is included within revenue.
The Group applies the following practical expedients:

•	expected consideration is not adjusted for the effects of the time value of money if the period between the delivery and when the customer pays for the promised good or service is one year or less

•
no disclosure is provided for information relating to unfulfilled performance obligations, either due to the expected duration of the contract term being one year or less, or for longer term contracts, because the entity has a right to consideration (and can recognise revenue) for goods delivered